1. Business, Going Concern, Liquidity and Summary of Significant Accounting Policies: Other Comprehensive Income (loss) and Accumulated Other Comprehensive Income (loss) (Policies)	12 Months Ended
Mar. 31, 2018
Policies
Other Comprehensive Income (loss) and Accumulated Other Comprehensive Income (loss)

Other Comprehensive  (Loss) Income and Accumulated Other Comprehensive (Loss) Income

Other comprehensive (loss) income includes the total of the Company’s net loss and all other changes in equity other than transactions with owners, including changes in equity for cumulative translation adjustments resulting from the consolidation of foreign subsidiary as the financial statements of the subsidiary was previously accounted for using the local currency as the functional currency.  The Company did not recognize any foreign currency translation losses during the years ended March 31, 2018, 2017 and 2016.